SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  March 8, 2000



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                        1-11047                     22-2870438
(State or other juris-              (Commission              (I.R.S. Employer ID
diction of incorpor-                File Number)              Number)
tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
         ------------

     On February 29, 2000, the Registrant and Spags Investment Group, N.V. and its affiliate Coridal, N.V. agreed to cancel certain promissory notes dated September 7, 1999 in the principal amount of $485,000 and November 8, 1999 in the principal amount of $350,000 together with any accrued but unpaid interest therein in consideration of 1,767,000 shares of the Company's common stock, $0.002 par value, which shares shall be issued to Coridal, N.V. as follows: (i) 835,000 shares of common stock being newly issued and (ii) 932,000 shares of common stock which were placed in escrow on January 3, 2000 and being released from such escrow. As a consideration in connection with this transaction, the Registrant also issued a finder's fee to Royce Walker, LLC as follows: (i) 83,500 shares of Common Stock being newly issued and (ii) 98,500 shares of Common Stock which were placed in escrow dated January 3, 2000 are now released to Royce Walker, LLC. The Registrant's Chairman, President and CEO, Thomas F. Reiner was appointed as Trustee for 1,445,000 shares of Coridal, N.V. and 182,000 shares of Royce Walker, LLC with an irrevocable voting trust and full voting power over such shares for Coridal, N.V. and Royce Walker, LLC.

     On February 28, 2000, the Registrant issued to Sheldon S. Kabaker, Trustee, Sheldon S. Kabaker Profit Sharing Plan ("Kabaker"), shares of Common Stock, par value $0.002, for cancellation of a promissory note dated November 17, 1999 from the Company to Kabaker in the amount of $250,000, in consideration of the following: (i) 200,000 shares of common stock being newly issued to Kabaker, and
(ii) 210,000 shares which were placed in escrow and the escrow is being released to Kabaker. The Registrant' Chairman, President and CEO, Thomas F. Reiner, was appointed as Trustee over the 410,000 shares with an irrevocable voting trust and full voting power over such shares.

     On March 3, 2000, the Registrant terminated its non-binding letter of intent dated December 19, 1999 to acquire all of the outstanding common stock of HomeTech Medical Services, Inc.

     On March 7, 2000, the Registrant announced the formation of a new subsidiary, SPARTA E*MED.com for the purpose of developing a global business-to-business E-commerce Website to service purchasers and suppliers of specialty medical/surgical products and medical equipment devices to healthcare professionals. SPARTA E*MED.com, an on-line source of specialty medical products, will link buyers and suppliers providing healthcare professionals with a one-stop to research and purchase the best medical products available.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
                                         (Registrant)

                                         by: /s/ Thomas F. Reiner
                                         ------------------------
                                         Thomas F. Reiner
                                         Chairman of the Board
                                         President & CEO


Dated:  March 8, 2000